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                  Office of the United States Trustee
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In re:
                                          DEBTOR IN POSSESSION OPERATING REPORT
SCOOP, INC., a Delaware corporation
                                          Report Number:   2         Page 1 of 3
                                                          ---
                               Debtor.    For the period FROM:        9/1/98
                                                              ------------------
                                                           TO:   9/30/98
                                                              ------------------
--------------------------------------
Chapter 11 Case No:  SA 98-20799 RA
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
1.   Profit and Loss Statement (ACCRUAL BASIS ONLY)
     A.  Related to Business Operations:
         Gross Sales                                                    97,280.10
                                                                        --------------------
         Less: Sales Returns and Discounts                                      0
                                                                        --------------------
              Net Sales                                                                      97,280.10
                                                                                             --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost     NO INVENTORY                   N/A
                                                                        --------------------
         Add: Purchases                                                 N/A
                                                                        --------------------
         Less: Ending Inventory at Cost                                 N/A
                                                                        --------------------
              Cost of Goods Sold                                                             62,522.36
                                                                                             --------------------
                  Gross Profit                                                                                    34,757.74

                                                                                                                  ------------------
                  Other Operating Revenues (Specify)                                                                       0
                                                                                                                  ------------------
         Less: Operating Expenses:

         Officer Compensation                                           11,913.00
                                                                        --------------------
         Salaries and Wages -- Other Employees                            4,512.00
                                                                        --------------------
              Total Salaries and Wages                                                       16,425.00
                                                                                             --------------------
              Employee Benefits and Pensions                                                      399.97
                                                                                             --------------------
         Payroll Taxes                                                       210.48
                                                                        --------------------
         Real Estate Taxes
                                                                        --------------------
         Federal and State Income Taxes
                                                                        --------------------
              Total Taxes                                                                          210.48
                                                                                             --------------------
         Rent and Lease Exp. (Real Property and Personal Property)       5,030.00
                                                                        --------------------
         Interest Expense (Mortgage, Loan, etc.)                              15.04
                                                                        --------------------
         Insurance
                                                                        --------------------
         Automobile Expense
                                                                        --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)                629.64
                                                                        --------------------
         Depreciation and Amortization                                          0
                                                                        --------------------
         Repairs and Maintenance                                             275.00
                                                                        --------------------
         Advertising                                                            0
                                                                        --------------------
         Supplies, Office Expenses, Photocopies, etc.                    1,838.63
                                                                        --------------------
         Bad Debts                                                              0
                                                                        --------------------
         Miscellaneous Operating Expenses (See attached)                 6,106.15
                                                                        --------------------
              Total Operating Expenses                                                       30,929.91
                                                                                             --------------------
                  Net Gain/Loss from Business Operations                                                           3,827.83
                                                                                                                  ------------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                             --------------------
              Other Non-Operating Revenues (Specify)
                                                                                             --------------------
              Gross Proceeds on Sale of Assets                          1,525,000.00
                                                                        --------------------
              Less: Original Cost of Assets plus Expenses of Sale       N/A
                                                                        --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                             --------------------
              Total Non-Operating Income                                                                          1,525,000.00
                                                                                                                  ------------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Lobel & Opera)                                    31,914.23
                                                                                             --------------------
              Other Non-Operating Expenses (photocopy charge)*                                    975.83
                                                                                             --------------------
              Total Non-Operating Expenses                                                                               32,890.06
                                                                                                                  ------------------
     NET INCOME / LOSS FOR PERIOD                                                                                 1,495,937.77
                                                                                                                  ------------------

--------------------------------------------------------------------------------
Revised April 1989                  OPERATING REPORT                       UST-4
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

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     DEBTOR IN POSSESSION OPERATING REPORT NO: ___2__                Page 2 of 3
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2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                                   --------------------------------- ------------------------------
                                                   Accounts Payable                  Accounts Receivable
                                                   --------------------------------- ------------------------------
   Current            Under 30 Days                21,429                            74,933
                                                   --------------------------------- ------------------------------
   Overdue            31 - 60 Days
                                                   --------------------------------- ------------------------------
   Overdue            61 - 90 Days
                                                   --------------------------------- ------------------------------
   Overdue            91 - 120 Days
                                                   --------------------------------- ------------------------------
   Overdue            Over 121 Days
                                                   --------------------------------- ------------------------------
   TOTAL                                           21,429                            74,933
                                                   --------------------------------- ------------------------------


3. State of Status of Payments to Secured Creditors and Lessors:

  ------------------------------ ---------------------- ---------------- ----------------- --------------------------------
                                       Frequency                                                     Post-Petition
                                    of Payments Per         Amount             Next               Payments Not Made*
            Creditor/              Contract / Lease         of Each          Payment
             Lessor                (i.e., mo., qtr.)        Payment            Due               Number            Amount
  ------------------------------ ---------------------- ---------------- ----------------- --------------------------------
  Village Plaza Associates       mo                     7,607            none              2                 15,214
  ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

  ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

  ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

  ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

*Explanation for Non-Payment:  Lack of funds.  The hearing on the sale of assets was heard 8/31/98 and the proceeds from the sale have not been disbursed to the Debtor.
                               -------------------------------------------------

         -----------------------------------------------------------------------

4. Tax Liability:

                 Gross Payroll Expense for Period:        $   210.48
                                                  ------------------

                 Gross Sales for Period Subject to Sales Tax     $28,211.20
                                                            ---------------

                                                   ---------------------- ----------------------- --------------------
                                                                                                      Post-Petition
                                                                                                       taxes Still
                                                         Date Paid             Amount Paid*               Owing
                                                   ---------------------- ----------------------- --------------------
  Federal Payroll and Withholding Taxes                                                           1,552.81
                                                   ---------------------- ----------------------- --------------------
  State Payroll and Withholding Taxes                                                               299.03
                                                   ---------------------- ----------------------- --------------------
  State Sales and Use Taxes
                                                   ---------------------- ----------------------- --------------------
  Real Property Taxes
                                                   ---------------------- ----------------------- --------------------

  * Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

  ** Attached receipt for payment of payroll taxes in the amount of $21,677.43 includes payroll tax deposit for final payroll at 9/15/98. $3,179.56 is for September period.

5.       Insurance Coverage:
SEE ATTACHED SCHEDULE

                                                    ------------------- ------------------ ------------------ ----------------
                                                        Carrier /            Amount             Policy             Premium
                                                          Agent                of             Expiration        Paid Through
                                                          Name              Coverage             Date               Date
                                                    ------------------- ------------------ ------------------ ----------------
   Worker's Compensation
                                                    ------------------- ------------------ ------------------ ----------------
   Liability
                                                    ------------------- ------------------ ------------------ ----------------
   Fire and Extended Coverage
                                                    ------------------- ------------------ ------------------ ----------------
   Property
                                                    ------------------- ------------------ ------------------ ----------------
   Theft
                                                    ------------------- ------------------ ------------------ ----------------
   Life (Beneficiary:                           )
                         ----------------------     ------------------- ------------------ ------------------ ----------------
   Vehicle
                                                    ------------------- ------------------ ------------------ ----------------
   Other (Specify):
                         ----------------------     ------------------- ------------------ ------------------ ----------------

     ------------------------------------------     ------------------- ------------------ ------------------ ----------------

     ------------------------------------------     ------------------- ------------------ ------------------ ----------------

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     DEBTOR IN POSSESSION OPERATING REPORT NO: _____                 Page 3 of 3
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6.       Questions:

         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

            / / Yes   Explain:
                              --------------------------------------------------
            /X/ No

         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:

            / / Yes   Explain:
                              --------------------------------------------------
            /X/ No

7.       Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

   ---------------------------------------- ------------------------------ --------------------------
                                                    State Type of                 Total Post-
                                                    Professional                Petition Amount
            Name of Professional             (Attorney/Accountant/etc.)             Unpaid
   ---------------------------------------- ------------------------------ --------------------------
   Lobel & Opera                            Attorney
   ---------------------------------------- ------------------------------ --------------------------

   ---------------------------------------- ------------------------------ --------------------------

   ---------------------------------------- ------------------------------ --------------------------

   ---------------------------------------- ------------------------------ --------------------------

   ---------------------------------------- ------------------------------ --------------------------

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (ATTACH SEPARATE SHEET IF NECESSARY)

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9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
     Quarterly           Total                                                                                  Quarterly
       Period        Disbursements       Quarterly           Date             Amount            Check           Fee Still
       Ending         For Quarter           Fee              Paid              Paid              No.              Owing
  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

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  ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Kristy Allan, Chief Accounting Officer), declare under
                --------------------------------------
penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:     November 4, 1998
           ---------------------

                                        /s/ Kristy Allan
                                       -----------------------------------------
                                        Debtor in Possession or Trustee